                                                                    EXHIBIT 10.1

        FIRST AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY (this "First Amendment"), dated as of November 30, 2001, among Gaylord Entertainment Company, a Delaware corporation ("Borrower"), Opryland Hotel-Florida Limited Partnership ("Co-Borrower"), the undersigned guarantors (each a "Guarantor and collectively, the "Guarantors"), Bankers Trust Company ("Administrative Agent"), and Bankers Trust Company, Citicorp Real Estate, Inc. and CIBC Inc. (collectively, the "Lenders");

                                  WITNESSETH:

                  WHEREAS, Borrower, Co-Borrower, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of October 9, 2001 (the "Credit Agreement");

                  WHEREAS, Borrower, Co-Borrower and the Lenders desire to amend the Credit Agreement as set forth in this First Amendment.

                  NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Schedule 2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                   SCHEDULE 2

                                  COMMITMENTS

                         LENDER                       COMMITMENT
                 --------------------------         --------------
                 Bankers Trust Company              $77,714,286.00

                 Citicorp Real Estate, Inc.         $77,714,286.00

                 CIBC Inc.                          $48,571,428.00

         2. The address of Bankers Trust Company, as Administrative Agent and Lender, is hereby amended to read as follows:

                           31 West 52nd Street, 7th Floor
                           Mail Stop NYC01-0701
                           New York, NY  10019
                           Tel.: (646) 324-2112
                           Fax: (646) 324-7450
                           Attention: George R. Reynolds

         3. The address of Citicorp Real Estate, Inc. is hereby amended to read as follows:

                           390 Greenwich Street
                           New York, New York 10013
                           Attention: David Hirsh

         4. As amended hereby, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed in all respects, it being understood that the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, as amended hereby, including, without limitation, their rights and remedies under Section
2.20.4 thereof with respect to any Out of Balance Condition (as defined therein) that may exist by reason of this First Amendment.

         5. By signing below, each of the Guarantors (as defined in the Credit Agreement) (a) acknowledges, consents and agrees to the execution and delivery by Borrower and Co-Borrower of this First Amendment; (b) ratifies and confirms its obligations under the Guaranty (as defined in the Credit Agreement), which remains unmodified and in full force and effect; (c) acknowledges and agrees that its obligations under the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment; (d) represents and warrants that it has received and reviewed this First Amendment; and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty as a result of this First Amendment or otherwise.

         6. This First Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

         7. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This First Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [SIGNATURE PAGES FOLLOW IMMEDIATELY]

         IN WITNESS WHEREOF, Borrower, Co-Borrower, Administrative Agent, Lenders and Guarantors have executed this First Amendment as of the date first above written.



                                       BORROWER:

                                       GAYLORD ENTERTAINMENT COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CO-BORROWER:

                                       OPRYLAND HOTEL - FLORIDA
                                       LIMITED PARTNERSHIP, a Florida limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LENDERS:

                                       BANKERS TRUST COMPANY, Individually
                                       and as Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CITICORP REAL ESTATE, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CIBC INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GUARANTORS:

                                       COUNTRY MUSIC TELEVISION
                                       INTERNATIONAL, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ACUFF-ROSE MUSIC PUBLISHING, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ACUFF-ROSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GAYLORD CREATIVE GROUP, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GAYLORD PROGRAM SERVICES, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       WILDHORSE SALOON ENTERTAINMENT
                                       VENTURES, INC., a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       OPRYLAND HOSPITALITY, LLC, a
                                       Tennessee limited liability company

                                       By: Gaylord Entertainment Company, a
                                           Delaware Corporation, its sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       MILENE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       SPRINGHOUSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND THEATRICALS, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       OPRYLAND HOTEL-TEXAS, LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                           By: Gaylord Entertainment Company,
                                               its sole member



                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                       OPRYLAND HOTEL-TEXAS, LLC, a Delaware
                                       limited liability company

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND PRODUCTIONS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND ATTRACTIONS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       HICKORY RECORDS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                -------------------------------



                                       CORPORATE MAGIC, INC., a Texas
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       CCK, INC., a Texas corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GAYLORD INVESTMENTS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GRAND OLE OPRY TOURS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------